UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2010

ZYGO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-12944	06-0864500
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Laurel Brook Road		06455
Middlefield, Connecticut		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (860) 347-8506

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 16, 2010, Zygo Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors had unanimously rejected the January 5, 2010 proposal from II-IV Incorporated for the acquisition of all of the outstanding common shares of the Company for $10.00 per share. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is filed herewith and the following list is intended to constitute the exhibit index:

Exhibit Number	Exhibit Title

99.1	Press release, dated February 16, 2010, announcing the Board of
Directors’ unanimous rejection of acquisition proposal from II-VI
Incorporated.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYGO CORPORATION

Date: February 16, 2010

	By:	/s/ WALTER A. SHEPHARD
Name: Walter A. Shephard
Title: Vice President Finance, CFO, and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press release, dated February 16, 2010, announcing the Board of
Directors’ unanimous rejection of acquisition proposal from II-VI
Incorporated.